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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 1998


                         FITZGERALDS GAMING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)



              0-26518                                88-0329170
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


                  301 FREMONT STREET, LAS VEGAS, NEVADA 89101
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              (Address of principal executive offices) (Zip code)


      (Registrant's telephone number, including area code): (702) 388-2400


                                       NA
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)








                                  Page 1 of 4
                            Exhibit Index at Page 4
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ITEM 5. OTHER EVENTS.

                            SECURED CREDIT FACILITY

     On October 29, 1998, Fitzgeralds Gaming Corporation (the "Company") obtained a $15,000,000 secured credit facility (the "Credit Facility") from Foothill Capital Corporation ("Foothill"). The Credit Facility was obtained pursuant to a Loan and Security Agreement, dated as of October 29, 1998 (the "Loan Agreement"), between the Company and Foothill. The Company's obligations under the Loan Agreement were unconditionally guaranteed (the "Subsidiary Guarantees"), jointly and severally, by Fitzgeralds South, Inc., Fitzgeralds Reno, Inc., Fitzgeralds Incorporated, Fitzgeralds Mississippi, Inc., Fitzgeralds Las Vegas, Inc., Fitzgeralds Fremont Experience Corporation, Fitzgeralds Black Hawk, Inc., Fitzgeralds Black Hawk II, Inc. and 101 Main Street Limited Company (the "Subsidiary Guarantors"). The Company's obligations under the Loan Agreement and the Subsidiary Guarantors' obligations under the Subsidiary Guarantees, respectively, were secured, subject to certain exceptions, by a first priority security interest in substantially all of the assets of the Company and the Subsidiary Guarantors, which security interest is senior to the security interest securing the Company's $205,000,000 aggregate principal amount of 12 1/4% Senior Secured Notes due 2004 issued December 1997. The Loan Agreement provides that the Company may use the Credit Facility for, among other things, general corporate purposes.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 4, 1998             FITZGERALDS GAMING CORPORATION
                                   (Registrant)



                                   By:    /s/  MICHAEL E. McPHERSON
                                      --------------------------------------
                                               Michael E. McPherson
                                      Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary




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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

     10.1 Loan and Security Agreement dated as of October 29, 1998, by and between the Company and Foothill Capital Corporation.

     10.2 Intercreditor Agreement dated as of October 29, 1998, by and between The Bank of New York and Foothill Capital Corporation.

     10.3 Stock Pledge Agreement dated as of October 29, 1998, by and between the Company and Foothill Capital Corporation.

     10.4 General Continuing Guaranty dated as of October 29, 1998, by and among certain Subsidiaries of the Company in favor of Foothill Capital Corporation.

     10.5 Pledge Agreement dated as of October 29, 1998, by and among the Subsidiaries of the Company party to the General
                    Guaranty and Foothill Capital Corporation.

     10.6 Security Agreement dated as of October 29, 1998, by and among the Subsidiaries of the Company party to the General
                    Continuing Guaranty and Foothill Capital Corporation.

     10.7 Trademark Security Agreement dated as of October 29, 1998, by and among the Company, the Subsidiaries of the Company party to the General Continuing Guaranty and Foothill Capital
                    Corporation.

     10.8 Copyright Security Agreement dated as of October 29, 1998, by and among the Company, the Subsidiaries of the Company party to the General Continuing Guaranty and Foothill Capital
                    Corporation.

     10.9           Environmental Indemnity as of October 29, 1998, by the
                    Company and the Subsidiaries of the Company party to the General Continuing Guaranty in favor of Foothill Capital
                    Corporation.

     10.10          Deed of Trust, Security Agreement and Fixture Filing with
                    Assignment of Rents, dated as of October 29, 1998
                    (Fitzgeralds Las Vegas).

     10.11          Deed of Trust, Security Agreement and Fixture Filing with
                    Assignment of Rents, dated as of October 29, 1998
                    (Fitzgeralds Reno).


     10.12          Deed of Trust, Security Agreement and Fixture Filing with
                    Financing Statement and Assignment of Rents, dated as of October 29, 1998 (101 Main Street).

     10.13          Deed of Trust, Security Agreement and Fixture Filing with
                    Assignment of Rents, dated as of October 29, 1998
                    (Fitzgeralds Mississippi).

     10.14          First Preferred Vessel Mortgage on the Whole of the
                    Fitzgeralds Tunica, dated as of October 29, 1998
                    (Fitzgeralds Mississippi).

     10.15 Subordination Agreement dated as of October 29, 1998, by and among the Company, the Subsidiaries of the Company party to the General Continuing Guaranty and Foothill
                    Capital Corporation.